Exhibit 99.2 Shifting the Balance in Cytokine Therapeutics Corporate Overview | January 2024

Cautionary Statements This presentation contains forward-looking statements that involve substantial risks and important factors, including: uncertainties inherent in the development of product uncertainties. All statements, other than statements of historical facts, contained in this candidates, including the conduct of research activities, the initiation and completion of presentation, including statements regarding Werewolf Therapeutics, Inc.’s preclinical studies and clinical trials; uncertainties as to the availability and timing of (the “Company”) strategy, future operations, prospects, plans, objectives of results from preclinical studies and clinical trials; the timing of and the Company’s ability management, the projection of the cash runway, the expected timeline for the to submit and obtain regulatory approval for investigational new drug applications; preclinical and clinical development of product candidates and the availability of data whether results from preclinical studies will be predictive of the results of later from such preclinical and clinical development, the potential activity and efficacy of preclinical studies and clinical trials; whether preliminary data from a clinical trial will be product candidates in future preclinical studies and clinical trials, and the anticipated predictive of the results of the trial and future clinical trials; the Company’s ability to safety profile of product candidates, constitute forward-looking statements within the manage cash resources and obtain additional cash resources to fund the Company’s meaning of The Private Securities Litigation Reform Act of 1995. The words “aim,” foreseeable and unforeseeable operating expenses and capital expenditure “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” requirements, as well as the risks and uncertainties identified in the “Risk Factors” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” section of the Company’s most recent Form 10-Q filed with the Securities and Exchange “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” Commission (“SEC”) and in subsequent filings the Company may make with the SEC. In “target,” “will,” or “would,” or the negative of these terms, or other comparable addition, the forward-looking statements included in this presentation represent the terminology are intended to identify forward-looking statements, although not all Company’s views as of the date of this presentation. The Company anticipates that forward-looking statements contain these identifying words. The Company may not subsequent events and developments will cause its views to change. However, while the actually achieve the plans, intentions or expectations disclosed in these forward-looking Company may elect to update these forward-looking statements at some point in the statements, and you should not place undue reliance on these forward-looking future, it specifically disclaims any obligation to do so. These forward-looking statements statements. Actual results or events could differ materially from the plans, intentions should not be relied upon as representing the Company’s views as of any date and expectations disclosed in these forward-looking statements as a result of various subsequent to the date of this presentation. 2 | ©2024 WEREWOLF THERAPEUTICS

Who we are Our mission is to unlock the promise of cytokines as more effective immunotherapies We are a clinical-stage biopharmaceutical company developing next generation, conditionally activated cytokine therapies for the treatment of cancer and other serious diseases We have two investigational drugs in Phase 1 clinical trials Our headquarters and research facilities are located in Watertown, Massachusetts 3 3 | | © ©2024 2024 W WE ER RE EW WOL OLF F T TH HE ER RA AP PE EU UT TI IC CS S

Clinical-Stage Company with Compelling Portfolio of Innovative Cytokine Therapeutics

Designed on a platform capable of addressing broad therapeutic applications in oncology and beyond

Clinical Programs

WTX-124

Ongoing enrollment in the dose escalation stage of a Phase 1/1b study as a monotherapy and in combination with pembrolizumab

WTX-330

Ongoing enrollment in the dose escalation stage of a Phase 1 study as a monotherapy

Key Catalysts

WTX-124

Initial clinical data demonstrated WTX-124 monotherapy clinical activity and PoC for INDUKINE™ design

Anticipating additional monotherapy dose escalation data to inform RDE and opening of expansion arms in 1H24

Robust Pipeline

JZP898

IFNα INDUKINE licensed to Jazz Pharmaceuticals; Enrolling in Phase 1 trial

WTX-712

IL-21 INDUKINE development candidate

WTX-518

IL-18 INDUKINE development candidate

Scalable Platform

PREDATOR™ Platform

Capability for pipeline expansion for a broad range of mechanisms and indications

Business Development

Broad portfolio of clinical and preclinical stage assets available for partnering

Financial Stability

Cash and cash equivalents of $130.1M (*as of 9/30/2023*) provides runway through at least 1Q 2025

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Overcoming Off-Target Toxicity has been a Key Challenge for Cytokine Therapy The Challenge: Our Solution: Off-Tumor Cytokine Toxicity Limits Conditionally Activated Therapeutic Index Immunotherapy Suboptimal Pharmaceutical Properties With Optimized Therapeutic Index Tumor Activated cytokine INDUKINEs (inactive cytokines) Activated cytokines Activated immune cells Toxicity Poor Clinical Outcomes Targeted Delivery to the On-Target Immune Tumor Microenvironment Activation 5 | ©2024 WEREWOLF THERAPEUTICS

PREDATOR
Platform

Tunable, Tissue-targeted Therapeutics for Cancer and other Diseases

INDUKINE molecules contain multiple domains, each with a unique function that can be 'tuned' for specific mechanisms and pharmaceutical properties necessary to treat disease



Exposure
Half-life extension
Selectivity
Tumor activation
Potency
Native Cytokine
Safety
Peripheral inactivation

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INDUKINE Molecules: Targeting Cytokine Activity to Diseased Tissue Healthy tissue Cytokine inactive INDUKINE design Tumor tissue Cytokine activation Immune cell activation High exposure of Tumor-selective INDUKINE molecule protease activation 7 | ©2024 WEREWOLF THERAPEUTICS

PREDATOR Platform: Disease Selective Protease (DSP) Substrate Screen Innovative Linker Discovery Approach to Address Protease Heterogeneity Across Diseases and Patients Disease Tissue Healthy Tissue • Highly diverse substrate library • Unique protease specificities Patients & Healthy Donors • Innovative screening approach • Substrates selected in the context of a globular protein • Screens possible with a variety of diseased tissues Library of novel protease substrates 8 | ©2024 WEREWOLF THERAPEUTICS

A Balanced Portfolio of Clinical and Preclinical Drug Candidates

PROGRAM	INDICATIONS	DISCOVERY	IND-ENABLING	PHASE 1	PHASE 2	RIGHTS
WTX-124 IL-12 INDUKINE Molecule	**Advanced or Metastatic Solid Tumors** Monotherapy & in combination with Pembrolizumab					Werewolf Therapeutics
WTX-330 IL-12 INDUKINE Molecule	**Advanced or Metastatic Solid Tumors and Lymphoma** Monotherapy					Werewolf Therapeutics
JZP898 IFNα INDUKINE Molecule	**Cancer Indications** Exclusive Global Rights Licensed to Jazz					Jazz Pharmaceuticals
WTX-712 IL-21 INDUKINE Molecule	**Cancer Indications**					Werewolf Therapeutics
WTX-518 IL-18 INDUKINE Molecule	**Cancer Indications**					Werewolf Therapeutics
Novel INDUKINE Molecules	**Immuno-oncology** **Inflammatory Diseases**					Werewolf Therapeutics

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WTX-124: Expanding the Utility of IL-2 Therapy Delivering IL-2 to the Tumor Microenvironment with Improved Safety and Therapeutic Index The Challenge Deliver the benefits of IL-2 therapy with less toxicity to a broader range of patients Potential WTX-124 Advantages and Opportunity • Delivery of IL-2 selectively to the TME to improve the therapeutic index • Potential for activity beyond approved indications for rhIL2 CD8 • IL-2 therapy with an improved therapeutic index could address an immediate unmet medical need for patients who have progressed on checkpoint therapy • Strong rationale for combination with checkpoint inhibitors in earlier lines of therapy Status • Enrolling patients in Phase 1 clinical trial both as a single agent and in combination with Pembrolizumab • Released preliminary clinical data at 2023 Society for Immunotherapy of Cancer Annual Meeting • Additional monotherapy dose escalation data, RDE declaration and opening of expansion arms anticipated 1H 2024 Abbreviations: TME-tumor microenvironment; RDE-recommended dose for expansion 10 | ©2024 WEREWOLF THERAPEUTICS

WTX-124 has an Improved Therapeutic Index Compared to Native IL-2 Full potency IL-2 is required for complete tumor regression in preclinical models; WTX-124 generates immune memory WTX-124 antitumor activity is substantially more potent WTX-124 activates long-term antitumor immune memory than non-alpha IL-2 INDUKINE in MC38 tumor model 2500 2000 1500 Vehicle WTX-124 (70μg/dose) 1000 Non-Alpha INDUKINE (700μg/dose) 500 0 MC38 Tumor Model Rechallenge 0 10 20 30 Tumor Naive MC38 CR Days after start of dosing 100 600 Improved therapeutic window compared to IL-2 cytokine 80 TW<4 400 60 Minimum Efficacious Dose Maximum Tolerated Dose 40 Naive mice 200 Mice previously treated 20 TW>20 with WTX-124 0 0 0 10 20 30 40 50 Days after implantation 0 20 40 60 IL-2 Dose (Nanomoles) Nirschl CJ et al., SITC 2023 Poster: Optimal Antitumor Immunity is Triggered by WTX-124, a Clinical Stage Conditionally Activated INDUKINE™ Molecule Abbreviations: TW-therapeutic window; CR-complete regression 11 | ©2024 WEREWOLF THERAPEUTICS Naive Effector Memory Naive Effector Memory 3 Tumor Volume (mm ) WTX-124 IL-2 3 Tumor Volume (mm ) % of Tetramer+ Cells

WTX-124 Delivers IL-2 Selectively to Tumor Tissue in Preclinical Models Robust expansion and activation of antitumor CD8+ T effector cells in the TME Plasma Tumor Plasma Tumor 1000 WTX-124 INDUKINE 1000 Free IL-2 100 100 WTX-124 dosed on 10 10 Day 1 and 4 (50 µg) 1 1 0.1 0.1 0.01 0.01 0 48 96 144 192 240 288 0 48 96 144 192 240 288 Time (Hour) Time (hr) Time (hr) Time (Hour) + + + + + Treg IFNγ TILs Draining Lymph Node Total CD8 T Cells CD8 Tetramer T Cells CD8 Tet /Treg Ratio ✱ ✱ ✱ ✱ 5 5 100 80 80 2.5×10 2×10 19.8x 100 * 13.2x 5 1.5×10 ** Vehicle 5 7.4x 80 80 2×10 ** 5 60 60 1×10 **** 4 WTX-124 5 5×10 60 1.5×10 60 40 40 4 1×10 5 40 1×10 40 ns 20 3 20 4 5×10 20 20 5×10 0 0 0 0 0 0 Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596 Abbreviations: TIL-tumor infiltrating lymphocytes; TME-tumor microenvironment 12 | ©2024 WEREWOLF THERAPEUTICS Vehicle WTX-124 Vehicle WTX-124 Vehicle WTX-124 Vehicle WTX-124 Vehicle WTX-124 Vehicle WTX-124 CD8+ % Polyfunctional CD8+ % Polyfunctional nMolar Cells/Mg of Tissue nMolar Ratio CD4+ FoxP3+ % IFNγ+

First-In-Human Study of WTX-124 Monotherapy and in Combination with Pembrolizumab

Patients with IO sensitive tumor types who have exhausted all SOC options or for whom SOC is not indicated

Monotherapy Dose Escalation

1 mg n = 5 | 3 mg n = 5 | 6mg n = 5 | 12 mg n = 5 | 18 mg *enrolling* | TBD

Determination of monotherapy MTD/RDE

Combination Dose Escalation

WTX-124 in Combination with Pembrolizumab (*enrollment ongoing*)

Determination of *combination therapy* MTD/RDE

Monotherapy/Combination Dose Expansion

- Advanced or metastatic renal cell carcinoma
- Advanced or metastatic cutaneous malignant melanoma
- Other advanced or metastatic IO sensitive tumor types TBD

Trial Details

- Monotherapy and combination therapy dose escalations enrolled in parallel with staggered start for combination
- mTPI (Modified Toxicity Probability Interval) design

  Enrolling ~ 150 patients total
- Assessment of safety, pharmacokinetics, MTD/RDE, biomarkers, ADA and efficacy
- Concurrent biomarker analysis to evaluate proof of mechanism and tumor-selective conditional activation

1H 2024: Additional monotherapy dose escalation data, RDE declaration and opening of expansion arms anticipated

Abbreviations: MTD-maximum tolerated dose; RDE-recommended dose for expansion; ADA-anti drug antibody; IO-immuno-oncology; SOC-standard of care

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Werewolf THERAPEUTICS

Patient Demographics from Early Monotherapy Dose Escalation Cohorts (n=16) Prior lines of systemic therapy, Tumor type Demographics (including immunotherapy) AGE (years) Mean (SD) 66.9 (10.62) n (%) n (%) Median 66.0 Melanoma* 8 (50.0%) 1 2 (12.5%) SEX, n (%) Female 8 (50.0%) NSCLC 5 (31.3%) 2 4 (25.0%) Male 8 (50.0%) Renal Cell Carcinoma 2 (12.5%) 3 5 (31.2%) RACE, n (%) Black/African- 1 ( 6.2%) Cutaneous SCC 1 (6.3%) American ≥4 5 (31.2%) White 13 (81.2%) Unknown 2 (12.5%) • Enrollment of heavily pretreated patients with tumor types for which immunotherapy, including Proleukin, is indicated • All patients received prior immunotherapy and progressed • Nine patients (56.3%) developed immune-related adverse events while receiving prior immunotherapy *Includes patients with cutaneous, uveal and mucosal melanoma; all patients enrolled in Cohorts 1-4 previously progressed on standard-of-care immunotherapy regimens Note: Preliminary clinical data as of October 18, 2023, from 16 patients in an ongoing Phase 1/1b clinical trial. 14 | ©2024 WEREWOLF THERAPEUTICS

WTX-124 was Generally Well-Tolerated in the Outpatient Setting at Relevant Doses

Sixteen patients in four dose escalation cohorts (1-12 mg IV Q2W) were evaluable for safety

Key safety findings to date:

- Drug related TEAEs: no Grade 3 or higher
- Arthralgias and fatigue were the most common related TEAEs
- No vascular leak syndrome of any grade (adverse event common to HD IL-2)
- No evidence of cytokine release syndrome
- No patient developed dose-limiting toxicity or treatment-related serious AE
- No patient discontinued study drug due to treatment-related AE

Frequency of related treatment-emergent AEs


1mg (N=3)
3mg (N=4)
6mg (N=4)
12mg (N=5)
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5
Adverse Events (PTI)
Abdominal distension
Abdominal pain
Arthralgia
Asthenia
Blister
Bursitis
C-reactive protein increased
Chills
Cough
Decreased appetite
Dehydration
Dry skin
Dyspepsia
Eosinophilia
Erythema
Fatigue
Hair texture abnormal
Headache
Hypoaesthesia
Hypothyroidism
Influenza like illness
Leukocytosis
Muscular weakness
Myalgia
Nasal congestion
Nausea
Oedema peripheral
Paraesthesia
Photopsia
Pleuritic pain
Pruritus
Pyrexia
Rash
Rash erythematous
Rash maculo-papular
Respiratory tract congestion
Sensitive skin
Sinus congestion
Subjects

Abbreviations: TEAEs-treatment-emergent adverse events; HD-high dose; Q2W-once every two weeks

Note: Preliminary clinical data as of October 18, 2023, from 16 patients in an ongoing, open label Phase 1/1b clinical trial.

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Werewolf THERAPEUTICS

Plasma PK Data Show an Extended WTX-124 Half-Life with Low Free (Active) IL-2 Exposure

Preliminary PK data validate INDUKINE design and support improved therapeutic index and safety profile of WTX-124

Cycle 1 PK profiles for WTX-124 and free (active) IL-2 compared to high-dose IL-2 C_{max} (mean ± SEM)


High Dose IL-2 Cmax
210-fold
WTX-124
12mg Q2W Cmax
Free (active) IL-2
Concentration (nM)
10
1
0.1
0.01
0.001
Days from first dose
0
2
4
6
8
10
12
14
Dose
1 mg
3 mg
6 mg
12 mg

Key safety findings to date:

- Dose-dependent increase in WTX-124 plasma exposure
- Low free (active) IL-2 levels (<1.6% of prodrug) during dosing
- WTX-124 prodrug Cmax at 12 mg IV Q2W comparable to HD IL-2
- Free (active) IL-2 at 12 mg IV Q2W: ~210-fold lower than HD IL-2
- Preliminary WTX-124 half-life range: 1.86-5.79 days
- Preliminary ADA data: 5/15 patients exhibited non-dose dependent, treatment-emergent ADA (4/5 are low titer) w/ no impact on repeat dose exposure
- Data suggest wide therapeutic index consistent with INDUKINE hypothesis, continued dose escalation supported

Abbreviations: HD-high dose; Q2W-once every two weeks

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Immunofluorescence Staining of Tumor Biopsies from Patients Treated with WTX-124 Tumor-specific expansion and activation of CD8 T cells and NK cells differentiate WTX-124 among next-gen IL-2 molecules 65yo F with melanoma (6mg) 50yo F with melanoma (12mg) 61yo F with uveal melanoma (6mg) Pre-treatment DAPI CD8 GRZB Granzyme B (GRZB) is one of the primary On-treatment markers of activated T cells % GRZB+/CD8+ % GRZB/CD8+ % GRZB+/NK % GRZB+/NK % GRZB+/CD8+ % GRZB+/NK 1.3X 2.3X 1.4X 1.5 15 25 25 40 20 1.6X 3.25X 2.4X 20 20 30 15 1.0 10 15 15 20 10 10 10 0.5 5 10 5 5 5 0.0 0 0 0 0 0 Pre On Pre On Pre On Pre On Pre On Pre On 17 | ©2024 WEREWOLF THERAPEUTICS % GRZB+ %GRZB+ %GRZB + %GRZB+ % GRZB+ % GRZB+

WTX-124 Induced Dose-Dependent Changes in Immune Gene Expression Consistent with IL-2 Activity in the Tumor Microenvironment



NanoString nCounter®
PanCancer immune panel
(770 genes)
T-cell activation genes
(172 genes)



Immune genes increased by ≥1.5-fold
Cohort 1 (1 mg)
Cohort 2 (3 mg)
Cohort 3 (6 mg)
Cohort 4 (12 mg)
Number of genes
500
400
300
200
100
0
117
A
379
B
104-001
102-001
106-004
106-003
102-004
102-005
107-003
111-001



T-cell activation genes increased by ≥2.5-fold
102-004 (melanoma) – Cohort 3, 6 mg
A
Fold change
20
15
10
5
0
6 genes ↑ ≥2.5X
Tgfb2
Ctla4
Zap70
Nfatc2
Icos
Tlr4
Bcl2
Tlr6
Cd3d
Nfatc1
Eomes
Btla
Rps6
Itk
Egr1
Pvr
Cd247
Psen2
Ccnd3
Cd3e
Il7r
Traf2
Anxa1
Jak2
Card11
Tigit
Cd276
Il12rb2
Cd3g
Ccl5
Mapk8
Itga1
Cxcr3
Traf6
Tnfsf13b
Casp3
Foxp3
Stat4
Cd27
Spp1
Il18r1
Stat1
Stat5b
Il10
Map3k7
Thy1
Lag3
Lck
Jak1
Rel
Tap1
Tcf7
Tnfrsf14
Gzmb
Il15
Irf1
Ccr2
Ada
Psmb10
Mapk1



111-001 (melanoma) – Cohort 4, 12 mg
B
Fold change
20
15
10
5
0
53 genes ↑ ≥2.5X
CCL7
IL1B
CCL2
THY1
IL1R1
IL7R
IL6
TNFRSF8
CD274
ITGAM
IL12RB1
ITGAX
PDCD1LG2
CXCL12
IFNB1
TLR6
HAVCR2
TLR4
CCL11
IL23A
IL25
IL21
FUT7
CCL3
IL15
CD40
IL10
CD86
SOCS1
CCR3
ADA
IFNG
LCP1
IL7
IL13
CCR2
IL18
VCAM1
TNFSF14
CD1D
IL13RA1
CCR5
GZMB
IL2RA
IL4R
TNFSF13B
ANXA1
CEBPB
FAS
IL18R1
TNFSF4
JAK3
CXCL13
Itk
Tgfb1
Itgb2
Cd4
Pdcd1
Irf1
Pvr

Note: Data presented for eight patients for whom on-treatment biopsies were available as of October 11, 2023

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WTX-124 Demonstrated Monotherapy Antitumor Activity in Patients Refractory to ICI Therapy

At 12 mg dose level, WTX-124 shrank treatment-refractory tumor metastatic deposits (3/5 patients)

1. Patient 107-002: unconfirmed PR (RECIST 1.1)

- 78-year-old man with melanoma who progressed on nivolumab/relatlimab (Opdualag™)
- Achieved a RECIST 1.1 partial response (PR; unconfirmed) at the first restaging scan (8 weeks) after two cycles of WTX-124
- Imaging studies (*below*) show complete resolution of a 1.4 cm target lesion in the liver
- Stable non-target bone lesion in the T11 vertebral body


PET-CT (pretreatment)
CT (pretreatment)
CT (on-treatment)

2. Patient 102-006: unconfirmed PR (RECIST 1.1)

- 72-year-old man with cutaneous SCC who progressed on cemiplimab (Libtayo®); initial 8-week restaging CT scan showed uPR (>60% reduction in premaxillary target lesion)


Pretreatment
On-treatment

3. Patient 106-006

- 76-year-old man with refractory NSCLC with rapid necrosis of a large, visible scalp lesion after the first dose of study drug; mixed response, remained on study drug for 14 wks

Abbreviation: ICI-immune checkpoint inhibitors; PR-partial response; SCC-squamous cell carcinoma; NSCLC-Non-small cell lung cancer

Note: Preliminary clinical data as of November 1, 2023, from 16 patients in an ongoing, open label Phase 1/1b clinical trial.

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Proof of Mechanism for WTX-124 and Proof of Concept for INDUKINE Design Established Monotherapy WTX-124 administered in an outpatient setting has been well tolerated and has reached exposures associated with clinical responses in dose escalation Majority of patients treated would not have been eligible to receive HD IL-2 due to age, indication, or underlying organ function Among 16 patients treated with WTX-124 at doses up to 12 mg IV Q2W, there were no cases of vascular leak syndrome and no DLTs PK data showed extended prodrug exposure and low levels of free (active) IL-2 resulting in improved therapeutic index and opportunity for continued dose escalation WTX-124 administered at doses of 6-12 mg IV Q2W demonstrated CD8+ T cell and NK cell activation and antitumor activity (including 2 uPR at 12 mg) in multiple tumor types Additional interim data from monotherapy dose escalation and data informing RDE declaration expected to be reported in 1H 2024 Abbreviations: AE-adverse event; SAE-serious adverse event; DLT-dose limiting toxicity; HD-high dose; TME-tumor microenvironment; RDE-recommended dose for expansion; uPR-unconfirmed partial response; Q2W-once every two weeks Note: Based on preliminary clinical data as of November 1, 2023, from 16 patients in an ongoing, open label Phase 1/1b clinical trial. 20 | ©2024 WEREWOLF THERAPEUTICS

WTX-330: Leveraging the Potential of IL-12 Therapy The Challenge Develop a tolerable IL-12 therapy to stimulate innate and adaptive antitumor immune responses Potential WTX-330 Advantages and Opportunity • Delivery of IL-12 mechanism selectively to the TME with an improved therapeutic index • Potent preclinical antitumor activity in poorly immunogenic, anti-PD-1 therapy refractory tumors CD8 • Leverage IL-12 biology in the clinic to address mechanisms of checkpoint inhibitor resistance • Potential for multiple combination strategies to enhance anti-tumor activity Status • Phase 1 clinical trial actively enrolling • Release of initial data from Phase 1 clinical trial anticipated in 2Q 2024 Abbreviation: TME-tumor microenvironment 21 | ©2024 WEREWOLF THERAPEUTICS

IL-12 INDUKINE Delivers IL-12 Selectively to Tumor Tissue with an Improved Therapeutic Index Robust activation of antitumor CD8+ T effector cells and pleiotropic immune activation in the TME in preclinical models Tumor Peripheral Blood MC38 tumor model Vehicle 2000 ns ✱ ✱ mWTX-330 (7µg/dose) 60 16 Vehicle Vehicle mWTX-330 (43µg/dose) 1500 mWTX-330 14 mWTX-330 40 1000 12 20 10 500 0 8 0 0 5 10 15 20 25 30 Time (days) Vehicle WTX-124 mWTX-330 WTX-124 Therapeutic Window Differential Gene Signatures 5x ü Intratumoral IL-12 pathway activation Minimum Efficacious Dose 172 Maximum Tolerated Dose Recombinant ü Activation of multiple antigen Chimeric IL-12 presentation mechanisms 296 49x ü Th1 lineage skewing mWTX-330 122 ü Treg instability ü Increased chemokine expression 0 5 10 15 mWTX-330 IL-12 Dose (Nanomoles) -1 0 1 Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977 Abbreviation: TME-tumor microenvironment 22 | ©2024 WEREWOLF THERAPEUTICS Vehicle mWTX-330 Vehicle mWTX-330 3 Tumor Volume (mm ) CD8+ % Polyfunctional CD8+ % Polyfunctional

IL-12 INDUKINE Inhibits Growth of Poorly Immunogenic EMT-6 Mouse Tumors Increased Clonality of Tumor Infiltrating CD8+ T Cells in preclinical models Efficacy in anti-PD-1 refractory EMT-6 tumors Increase of cross-presenting DCs in tumors Ratio Vehicle mWTX-330 3000 Vehicle 15 ** mWTX-330 anti-PD1 2000 10 5 1000 0 0 CD103 0 10 20 30 Days after start of dosing Increased TCR clonality of tumor infiltrating T cells Vehicle IL-12 INDUKINE 0.6 * Clone Rank #1 #2 0.4 #3 #4 #5 #6 0.2 #7 #8 #9 Vehicle IL-12 INDUKINE #10 0.0 Remaining DAPI PanCK CD3 CD8 Fraction of TCR repertoire represented by the top ten clones Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977 23 | ©2024 WEREWOLF THERAPEUTICS Vehicle IL-12 INDUKINE Ve icle mWTX-330 h 3 Tumor Volume (mm ) Fraction of TCR Repertoire CD11b Clonality Index Score CD103+/CD11b+

First-In-Human Study of WTX-330 Evaluating Safety, Tolerability and Clinical Activity

Monotherapy Dose Escalation

Relapsed/refractory advanced or metastatic solid tumors failing SOC, including immune checkpoint inhibitors

Monotherapy expansion arms to open after determination of MTD/RDE

Monotherapy Dose Expansion

CPI-naïve relapsed or refractory advanced tumor indications (tumor types for which CPIs are not approved, including NHL and mCRPC)

CPI primary or secondary resistant relapsed or refractory advanced tumor indications

Trial Details

- CPI-unapproved and CPI-resistant indications supported by IL-12 biology and preclinical data
- Bayesian study design, n~75
- Assessment of safety, MTD/RDE, pharmacokinetics, biomarkers, ADA and efficacy
- Concurrent biomarker analysis on blood and tumor tissue to evaluate proof of mechanism and confirm differential activity based on conditional activation

STATUS: Actively enrolling patients – preliminary data anticipated in 2Q 2024

Abbreviations: MTD-maximum tolerated dose; RDE-recommended dose for expansion; ADA-anti drug antibody; NHL-Non-Hodgkin lymphoma; mCRPC-metastatic castration-resistant prostate cancer; CPI-checkpoint inhibitor

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Werewolf THERAPEUTICS

WTX-712: Expanding the Utility of IL-21 Therapy Potential WTX-712 Advantages and Opportunity • IL-21 distinctively leads to an effective anti-tumor response driven by activation and differentiation of multiple anti-tumor cell types including Tfh cells, B cells, and cytotoxic effector cells (CD8+ T cells, NK, and NKT cells) as well as inhibiting Tregs and promoting M1 macrophage function • IL-21 supports the generation and maintenance of lymphoid structures including TLS, which are increasingly recognized as critical for antitumor immunity • IL-21 cytokine therapy showed signs of clinical activity but has been limited by toxicity, suggesting an opportunity for approaches with an improved therapeutic index • Our preclinical data demonstrate a positive combination effect of WTX-712 with CPI • WTX-712 provides a differentiated anti-tumor immunity approach to common gamma-chain- cytokines, complementing our IL-2 INDUKINE WTX-124 Status • IND-enabling studies Abbreviations: TLS-tertiary lymphoid structure; CPI-checkpoint inhibitor 25 | ©2024 WEREWOLF THERAPEUTICS

WTX-712 has an Improved Therapeutic Index Compared to Native IL-21 Tumor selective activity results in robust anti-tumor immune activation in preclinical studies WTX-712 antitumor activity in MC38 tumor model with an WTX-712 treatment transforms the tumor microenvironment improved therapeutic window compared to IL-21 cytokine Control WTX-712 2000 Vehicle TW= 3 IL-21-HLE WTX-712 (375μg) WTX-712 (750μg) 1500 WTX-712 (1200μg) TW= 16 1000 WTX-712 500 0 5 10 15 20 25 IL-21 Dose (nM) 0 0 10 20 30 Minimum Efficacious Dose (MED) DNA CD8 CD4 Macrophages Mono/Neutrophils GZMB Maximum Tolerated Dose (MTD) Days after start of dosing CD8 T Cells Expressing Effector Molecules WTX-712 specifically induces IFNγ in the tumor Granzyme B+ IFNγ+ M1/M2 Macrophage Ratio Tumor Serum 60 30 ✱✱✱✱ 8 2000 100 ✱✱✱ ✱ 80 1500 6 60 1000 40 20 40 500 4 20 LLOQ 20 10 0 0 0 4 8 12 24 48 72 96 120 168 0 4 8 12 24 48 72 96 120 168 2 Time (Hrs) Time (Hrs) 0 0 0 Vehicle WTX-712 Vehicle WTX-712 Vehicle WTX-712 TM Sullivan JM et al., AACR 2023 Poster: Generation of IL-21 INDUKINE Molecules for the Treatment of Cancer TM Sullivan JM et al., SITC 2023 Poster: Development of WTX-712, a Conditionally Active IL-21 INDUKINE Molecule for the Treatment of Cancer 26 | ©2024 WEREWOLF THERAPEUTICS IFNγ Level (pg/mL) 3 Tumor Volume (mm ) IFNγ Level (pg/mL) % of CD8 T cells % of CD8 T cells % of CD45 Ratio

WTX-518: Overcoming the Limitations of IL-18 Therapy Potential WTX-518 Advantages and Opportunity • IL-18 activates innate (strong NK activator) and adaptive immune cells promoting production of IFN-γ from antigen experienced T cells and favoring Th1 differentiation of naïve T cells • IL-18 activity is heavily regulated by the decoy protein IL- 18BP, which when overcome, can promote effective antitumor immunity but with an increased risk of IL-18 Improved antitumor activity of BPR IL-18 mediated toxicity INDUKINE in MC38 tumor model 2000 • The design of WTX-518 uniquely eliminates the ability of IL-18BP to inhibit IL-18 and 1500 systemically delivers IL-18 prodrug for conditional activation within the TME, providing optimal antitumor immunity with an improved therapeutic window 1000 • IL-18 and IL-12 synergize to drive T cell activation and release of IFN-γ. WTX-518 500 complements our current portfolio already containing WTX-330 (IL-12 INDUKINE). 0 0 10 20 30 Day Status Vehicle BPR IL-18 INDUKINE • IND-enabling studies Wild-Type IL-18 INDUKINE Abbreviations: TME-tumor microenvironment; BPR-binding protein resistant 27 | ©2024 WEREWOLF THERAPEUTICS 3 Tumor Volume (mm )

PREDATOR Platform

Werewolf's innovative PREDATOR Platform offers value creation through pipeline expansion and partnering opportunities



Oncology-focused INDUKINE Therapeutics

- Additional proinflammatory mechanisms
- Cell-based therapies
- mRNA therapies



Non-Oncology INDUKINE Therapeutics

- Inflammation
- Other diseases



Expanding Conditional-Activation Technology to New Modalities

- Targeted antibodies, T cell engagers, ADCs
- Cell-based therapies
- Disease-specific linkers

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©2024 WEREWOLF THERAPEUTICS
Werewolf THERAPEUTICS

Shifting the Balance in Cytokine Therapeutics

- Two lead programs in Phase 1 development are wholly owned by Werewolf
- Collaboration is central to our growth strategy with Jazz global partnership on JZP898

WTX-124

Phase 1/1b Clinical Trial in Advanced and Metastatic Solid Tumors



WTX-330

Phase 1 Clinical Trial in Advanced and Metastatic Solid Tumors and Lymphoma



PREDATOR Platform: Value Creation Engine

Our protein engineering technology optimizes the design of conditionally activated cytokine therapeutics (INDUKINE molecules) to diseased tissues.

Opportunity to pursue non-cancer indications such as inflammatory diseases.

Deep Pipeline

JZP898, an IFNα INDUKINE molecule, in clinical development by Jazz Pharmaceuticals

WTX-712, an IL-21 INDUKINE molecule, in preclinical development for the treatment of cancer

WTX-518, an IL-18 INDUKINE molecule, in preclinical development for the treatment of cancer

Strong Cash Position

Approximately $130.1M in cash and cash equivalents (as of September 30, 2023)

Financial runway through at least 1Q 2025 with opportunity for multiple value-enhancing catalysts in the near term

Approximately 36.19M shares outstanding (as of November 10, 2023)

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©2024 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Experienced Leadership Daniel J. Hicklin, PhD Randi E. Isaacs, MD Chulani Karunatilake, PhD Chief Medical Officer President and CEO Chief Technology Officer Ellen Lubman, MBA Cynthia Seidel-Dugan, PhD Tim Trost, CPA Chief Business Officer Chief Scientific Officer Chief Financial Officer 30 | ©2024 WEREWOLF THERAPEUTICS

Thank You! 31 | ©2024 WEREWOLF THERAPEUTICS